UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2017

FS Investment Corporation II

(Exact name of Registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	814-00926 (Commission File Number)	80-0741103 (I.R.S. Employer Identification No.)

201 Rouse Boulevard Philadelphia, Pennsylvania (Address of principal executive offices)	19112 (Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note.

On December 15, 2014, two wholly owned, special-purpose financing subsidiaries of FS Investment Corporation II (the “Company”), Green Creek LLC (“Green Creek”) and Schuylkill River LLC (“Schuylkill River”), entered into a debt financing agreement (the “Goldman Sachs Repurchase Facility”) with Goldman Sachs Bank USA (“Goldman Sachs”). Under the Goldman Sachs Repurchase Facility, Green Creek issued floating rate notes (the “Notes”) to Schuylkill River pursuant to an Indenture, dated as of December 15, 2014 (as may have been amended, modified or supplemented from time to time, the “Indenture”), with Citibank, N.A., as trustee. The Notes were, in turn, purchased by Goldman Sachs for a purchase price of $400 million pursuant to a Master Repurchase Agreement, dated as of December 1, 2014 (as may have been amended, modified or supplemented from time to time, together with the related annex and confirmations thereto, as amended and restated, the “Repurchase Agreement”).

On May 15, 2017, the Company, Green Creek, Schuylkill River and Goldman Sachs effected a series of transactions to refinance the Goldman Sachs Repurchase Facility through a $500 million senior-secured loan with Goldman Sachs as administrative agent and lender. The events described below in the section entitled “Green Creek Term Loan Facility” took place in connection with the refinancing.

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment to Dunning Creek Financing Facility

On May 12, 2017, Dunning Creek LLC (“Dunning Creek”), a wholly-owned financing subsidiary of the Company, and Deutsche Bank AG, New York Branch (“Deutsche Bank”), as administrative agent and lender, entered into an amendment (the “Amendment”), effective as of May 14, 2017, to Dunning Creek’s revolving credit facility, originally dated as of May 14, 2014 (as amended, the “Credit Facility”).

Among other things, the Amendment (i) extends the maturity date of the Credit Facility to May 14, 2018 and (ii) increases the interest rate to the London Interbank Offered Rate (LIBOR) for a three-month interest period plus a spread of 1.80% per annum.

The Company paid certain fees to Deutsche Bank in connection with the Amendment.

No other material terms of the Credit Facility changed in connection with the Amendment.

The foregoing description of the Amendment as set forth in this Item 1.01 is a summary only and is qualified in all respects by the provisions of the Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Green Creek Term Loan Facility

The information provided in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

On May 15, 2017, Green Creek entered into a Credit Agreement (the “Credit Agreement” and, together with the related transaction documents, the “Green Creek Term Loan Facility”), with Goldman Sachs, as lender, sole lead arranger and administrative agent, Citibank, N.A., as collateral agent, and Virtus Group, LP, as collateral administrator, pursuant to which Goldman Sachs advanced $400 million to Green Creek with a 60-day availability period for Green Creek to borrow an additional $100 million. The outstanding advances under the Green Creek Term Loan Facility bear interest at a rate equal to the London Interbank Offered Rate (LIBOR) for a three-month interest period plus a spread of 2.50% per annum. Interest is payable in arrears beginning on August 15, 2017 and each quarter thereafter. The Credit Agreement will mature, and the principal and accrued and unpaid interest thereunder, will be due and payable, on December 15, 2019.

Under the Green Creek Term Loan Facility, Green Creek made certain customary representations and warranties and is required to comply with various customary covenants, reporting requirements and other requirements.

The Credit Agreement contains “Events of Default” for similar financing transactions, including: (i) the failure by Green Creek to make principal payment when due or any other payments under the Credit Agreement within five business days of when they are due; (ii) the failure by Green Creek to disburse amounts in excess of $1,000 in accordance with the priority of payments within 10 business days of when they are due; (iii) the failure by Green Creek (or its written admission that it will be unable) to pay its debts as they become due; (iv) the insolvency or bankruptcy of Green Creek; (v) breaches of representations or warranties by Green Creek or the Company in any material respect; (vi) the failure by Green Creek to comply with certain covenants and obligations under the Green Creek Term Loan Facility (including the failure to post cash margin as required), subject to customary grace periods; and (vii) the failure by Green Creek to commit to sell any portfolio assets that become defaulted obligations within 30 days, subject to extension so long as Green Creek continues to use commercially reasonable efforts to sell such defaulted assets thereafter.

Upon the occurrence and during the continuation of an “Event of Default,” Goldman Sachs may declare the outstanding advances and all other obligations under the Credit Agreement immediately due and payable. The occurrence of an “Event of Default” also triggers a requirement that the Company obtain the consent of Goldman Sachs prior to acting on behalf of, or otherwise directing, Green Creek in connection with any sale or disposition with respect to portfolio assets.

Green Creek’s obligations to Goldman Sachs under the Green Creek Term Loan Facility are secured by a first priority security interest in substantially all of the assets of Green Creek, including its portfolio of assets. The obligations of Green Creek under the Green Creek Term Loan Facility are non-recourse to the Company, and the Company’s exposure under the Green Creek Term Loan Facility is limited to the value of the Company’s investment in Green Creek. Borrowings of Green Creek will be considered borrowings of the Company for purposes of complying with the asset coverage requirements under the Investment Company Act of 1940, as amended, applicable to business development companies.

In connection with the Green Creek Term Loan Facility, the Company, Green Creek, Schuylkill River and Goldman Sachs terminated the Goldman Sachs Repurchase Facility by (i) effecting a cancellation of the Notes issued by Green Creek to Schuylkill River pursuant to the Indenture; (ii) discharging the Indenture; and (iii) terminating the Repurchase Agreement.

The Company and/or its subsidiaries paid certain fees to Goldman Sachs in connection with the Green Creek Term Loan Facility, the termination of the Goldman Sachs Repurchase Facility and the related transactions.

The foregoing description of the Green Creek Term Loan Facility as set forth in this Item 1.01 is a summary only and is qualified in all respects by the provisions of the Credit Agreement, a copy of which is attached hereto as Exhibit 10.2 and is incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT NUMBER	DESCRIPTION
10.1	Fourth Amendment to Credit Agreement, dated as of May 12, 2017, by and between Dunning Creek LLC and Deutsche Bank AG, New York Branch, as administrative agent and lender.

10.2	Credit Agreement, dated as of May 15, 2017, among Green Creek LLC, Goldman Sachs Bank USA, as lender, sole lead arranger and administrative agent, Citibank, N.A., as collateral agent, and Virtus Group, LP, as collateral administrator.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Investment Corporation II

Date:	May 16, 2017	By:	/s/ Stephen S. Sypherd
Stephen S. Sypherd
Vice President

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
10.1	Fourth Amendment to Credit Agreement, dated as of May 12, 2017, by and between Dunning Creek LLC and Deutsche Bank AG, New York Branch, as administrative agent and lender.
10.2	Credit Agreement, dated as of May 15, 2017, among Green Creek LLC, Goldman Sachs Bank USA, as lender, sole lead arranger and administrative agent, Citibank, N.A., as collateral agent, and Virtus Group, LP, as collateral administrator.